UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 24, 2022
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

ITEM 2.02. Results of Operations and Financial Condition.
On February 24, 2022, Orchid Island Capital, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1
announcing the Company’s results of

operations for the period ended December 31, 2021. In addition, the

Company posted
supplemental financial information on the investor relations section of its website

(https://ir.orchidislandcapital.com).

The
press release, attached as Exhibit 99.1, is being furnished under this “Item

2.02 Results of Operations and Financial
Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be
deemed incorporated by reference in any disclosure document of the Company,

except as shall be expressly set forth by
specific reference in such document.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of

1995 and other

federal securities laws,

including, but not limited

to, statements regarding interest

rates, liquidity,
pledging

of our

structured

RMBS, funding

levels and

spreads, prepayment

speeds,

portfolio

positioning

and repositioning,
hedging levels,

dividends, growth,

the supply

and demand

for Agency

RMBS, the

effect of

actual or

expected actions

of the
U.S.

government,

including

the Federal

Reserve,

market

expectations,

the stock

repurchase

program

and general

economic
conditions. These

forward-looking statements

are based

upon the

Company’s

present expectations,

but the

Company cannot
assure investors that

actual results will

not vary from

the expectations contained

in the forward-looking

statements. Investors
should

not

place

undue

reliance

upon

forward-looking

statements.

For

further

discussion

of

the

factors

that

could

affect
outcomes, please refer

to the “Risk Factors” section

of the Company's Annual

Report on Form 10-K

for the fiscal year

ended
December 31,

2020, which

has been

filed with

the Securities

and Exchange

Commission (the

“SEC”), and

other documents
that the Company files with the SEC.

All forward-looking statements speak only as

of the date on which they are made.

New
risks

and

uncertainties

arise

over

time, and

it is

not possible

to

predict

those events

or how

they

may

affect

the Company.
Except

as require

d

by law,

the

Company

is not

obligated

to, and

does not

intend

to,

update or

revise

any

forward-looking
statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release Dated February 24, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: February 24, 2022

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer